                               CIT RV TRUST 1999-A
                             Cutoff Date: 6/30/2005

                    Geographic Distribution of Contracts (1)


                                                          % of Contract                                            % of Contract
                                      Number of          Pool by Number           Aggregate Principal          Pool by Principal
                                Contracts as of      of Contracts as of           Balance Outstanding        Balance Outstanding
State                              Cut-off Date            Cut-off Date            as of Cut-off Date         as of Cut-off Date
-----                              ------------            ------------            ------------------         ------------------
Alabama                                      46                   1.37%                    $1,801,416                      1.71%
Alaska                                        7                   0.21%                      $534,139                      0.51%
Arizona                                     140                   4.18%                    $4,252,715                      4.04%
Arkansas                                     85                   2.54%                    $1,903,278                      1.81%
California                                  488                  14.58%                   $14,213,333                     13.50%
Colorado                                     87                   2.60%                    $3,208,893                      3.05%
Connecticut                                  23                   0.69%                      $638,834                      0.61%
Delaware                                      5                   0.15%                      $143,665                      0.14%
District of Columbia                          1                   0.03%                       $58,821                      0.06%
Florida                                     216                   6.45%                    $8,887,753                      8.44%
Georgia                                      77                   2.30%                    $2,291,551                      2.18%
Hawaii                                        4                   0.12%                      $139,210                      0.13%
Idaho                                        16                   0.48%                      $859,685                      0.82%
Illinois                                     83                   2.48%                    $2,601,730                      2.47%
Indiana                                      33                   0.99%                      $794,050                      0.75%
Iowa                                         14                   0.42%                      $450,260                      0.43%
Kansas                                       61                   1.82%                    $1,289,868                      1.22%
Kentucky                                     11                   0.33%                      $344,447                      0.33%
Louisiana                                    43                   1.28%                    $1,423,244                      1.35%
Maine                                        12                   0.36%                      $224,788                      0.21%
Maryland                                     34                   1.02%                      $919,113                      0.87%
Massachusetts                                43                   1.28%                    $1,014,538                      0.96%
Michigan                                     28                   0.84%                    $1,338,696                      1.27%
Minnesota                                    22                   0.66%                    $1,266,600                      1.20%
Mississippi                                  36                   1.08%                      $694,465                      0.66%
Missouri                                    138                   4.12%                    $3,875,776                      3.68%
Montana                                      12                   0.36%                      $430,965                      0.41%
Nebraska                                     14                   0.42%                      $392,021                      0.37%
Nevada                                       57                   1.70%                    $1,850,292                      1.76%
New Hampshire                                19                   0.57%                      $802,362                      0.76%
New Jersey                                   51                   1.52%                    $1,785,334                      1.70%
New Mexico                                   31                   0.93%                      $992,543                      0.94%
New York                                    101                   3.02%                    $3,607,867                      3.43%
North Carolina                               67                   2.00%                    $2,002,509                      1.90%
North Dakota                                  2                   0.06%                       $13,674                      0.01%
Ohio                                         37                   1.11%                    $1,661,988                      1.58%
Oklahoma                                    140                   4.18%                    $3,087,266                      2.93%
Oregon                                       77                   2.30%                    $2,968,994                      2.82%
Other                                         2                   0.06%                       $73,993                      0.07%
Pennsylvania                                 69                   2.06%                    $2,569,715                      2.44%
Rhode Island                                 13                   0.39%                      $396,595                      0.38%
South Carolina                               36                   1.08%                    $1,049,034                      1.00%
South Dakota                                  8                   0.24%                      $371,525                      0.35%
Tennessee                                    49                   1.46%                    $1,569,559                      1.49%
Texas                                       583                  17.42%                   $15,283,449                     14.51%
Utah                                         12                   0.36%                      $608,593                      0.58%
Vermont                                       8                   0.24%                      $534,609                      0.51%
Virginia                                     34                   1.02%                    $1,336,675                      1.27%
Washington                                  129                   3.85%                    $5,423,234                      5.15%
West Virginia                                 8                   0.24%                      $187,988                      0.18%
Wisconsin                                    22                   0.66%                      $724,760                      0.69%
Wyoming                                      13                   0.39%                      $404,220                      0.38%
                           ------------------------------------------------------------------------------------------------------
                                          3,347                 100.00%                  $105,300,629                    100.00%
                           ======================================================================================================


(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

                             Range of Contract Rates


                                                          % of Contract                                             % of Contract
                                     Number of           Pool by Number           Aggregate Principal           Pool by Principal
Range of                       Contracts as of       of Contracts as of           Balance Outstanding         Balance Outstanding
Contract Rates                    Cut-off Date             Cut-off Date            as of Cut-off Date          as of Cut-off Date
--------------                    ------------             ------------            ------------------          ------------------
0.00%  -  7.49% (1)                          3                    0.09%                   $101,699.20                       0.10%
7.50%  -  7.99%                            167                    4.99%                    14,101,754                      13.39%
8.00%  -  8.99%                            794                   23.72%                    44,486,693                      42.25%
9.00%  -  9.99%                            987                   29.49%                    26,422,829                      25.09%
10.00% - 10.99%                            628                   18.76%                    10,854,949                      10.31%
11.00% - 11.99%                            367                   10.97%                     4,962,716                       4.71%
12.00% - 12.99%                            207                    6.18%                     2,296,766                       2.18%
13.00% - 13.99%                            110                    3.29%                     1,166,015                       1.11%
14.00% - 14.99%                             56                    1.67%                       599,665                       0.57%
15.00% - 15.99%                             12                    0.36%                       112,676                       0.11%
16.00% - 16.99%                              6                    0.18%                        70,258                       0.07%
17.00% - 17.99%                              6                    0.18%                        84,197                       0.08%
18.00% - 18.99%                              3                    0.09%                        33,275                       0.03%
20.00% - 20.99%                              1                    0.03%                         7,136                       0.01%
                            ------------------------------------------------------------------------------------------------------
                                         3,347                  100.00%                  $105,300,629                     100.00%
                            ======================================================================================================



(1) Generally represents repossessed contracts or contracts subject to the Service Members' Civil Relief Act.


                          Range of Remaining Maturities




                                                              % of Contract                                        % of Contract
                                          Number of          Pool by Number        Aggregate Principal         Pool by Principal
  Range of Remaining                Contracts as of      of Contracts as of        Balance Outstanding       Balance Outstanding
 Maturities in Months                  Cut-off Date            Cut-off Date         as of Cut-off Date        as of Cut-off Date
 --------------------                  ------------            ------------         ------------------        ------------------
              0 - 12 months                      97                   2.90%                   $144,488                     0.14%
             13 - 24 months                      76                   2.27%                    285,459                     0.27%
             25 - 36 months                      79                   2.36%                    549,630                     0.52%
             37 - 48 months                     474                  14.16%                  4,026,115                     3.82%
             49 - 60 months                     125                   3.73%                  1,708,894                     1.62%
             61 - 72 months                     768                  22.95%                 10,187,338                     9.67%
             73 - 84 months                      68                   2.03%                  1,241,285                     1.18%
             85 - 96 months                     146                   4.36%                  5,816,363                     5.52%
            97 - 108 months                   1,183                  35.35%                 51,258,581                    48.68%
           109 - 120 months                      67                   2.00%                  3,103,905                     2.95%
           121 - 132 months                      17                   0.51%                  1,069,595                     1.02%
           133 - 144 months                       5                   0.15%                    254,692                     0.24%
           145 - 156 months                      20                   0.60%                  1,813,571                     1.72%
           157 - 168 months                     222                   6.63%                 23,840,712                    22.64%
                            -----------------------------------------------------------------------------------------------------
                                              3,347                 100.00%               $105,300,629                   100.00%
                            =====================================================================================================


                          Collateral Type Distribution



                                                                      % of Contract                                 % of Contract
                                                    Number of        Pool by Number    Aggregate Principal      Pool by Principal
                                              Contracts as of    of Contracts as of    Balance Outstanding    Balance Outstanding
Collateral Type                                  Cut-off Date          Cut-off Date     as of Cut-off Date     as of Cut-off Date
---------------                                  ------------          ------------     ------------------     ------------------
Motor Homes                                             1,738                51.93%         $83,832,428.94                 79.61%
Fifth Wheel                                               715                21.36%             13,327,724                 12.66%
Travel Trailer                                            789                23.57%              7,263,430                  6.90%
Other                                                     105                 3.14%                877,045                  0.83%
                                              ------------------------------------------------------------------------------------
Total                                                   3,347               100.00%           $105,300,629                100.00%
                                              ====================================================================================



                        Delinquency Status Distribution



                                                                      % of Contract                                 % of Contract
                                                    Number of        Pool by Number    Aggregate Principal      Pool by Principal
                                              Contracts as of    of Contracts as of    Balance Outstanding    Balance Outstanding
Delinquency Status                               Cut-off Date          Cut-off Date     as of Cut-off Date     as of Cut-off Date
------------------                               ------------          ------------     ------------------     ------------------
Current, including 1 to 29 days delinquent              2,891                86.38%            $88,021,244                 83.59%
30 to 59 days                                              77                 2.30%              1,929,045                  1.83%
60 to 89 days                                              26                 0.78%                660,863                  0.63%
90 to 119 days                                             19                 0.57%                544,266                  0.52%
120 to 149 days                                             9                 0.27%                323,227                  0.31%
150 to 179 days                                            11                 0.33%                578,932                  0.55%
180+  days                                                 56                 1.67%              1,937,604                  1.84%
Repossession Status                                       258                 7.71%             11,305,447                 10.74%
                                              ------------------------------------------------------------------------------------
                                                        3,347               100.00%           $105,300,629                100.00%
                                              ====================================================================================


                     Range of Principal Balance Outstanding




                                  Total               Minimum                        Maximum                       Average
Principal                 Balance as of         Balance as of                  Balance as of                 Balance as of
Balance Type               Cut-off Date          Cut-off Date                   Cut-off Date                  Cut-off Date
------------               ------------          ------------                   ------------                  ------------
Original                $149,380,756.64             $5,056.83                    $311,591.80                    $44,631.24
Current                 $105,300,628.62                $27.19                    $247,642.59                    $31,461.20



                      New vs. Used Collateral Distribution



                                                % of Contract                                                % of Contract
                              Number of        Pool by Number            Aggregate Principal             Pool by Principal
                        Contracts as of    of Contracts as of            Balance Outstanding           Balance Outstanding
New vs. Used               Cut-off Date          Cut-off Date             as of Cut-off Date            as of Cut-off Date
------------               ------------          ------------             ------------------            ------------------
New                               2,105                62.89%                    $73,175,233                        69.49%
Used                              1,242                37.11%                     32,125,396                        30.51%
                       ----------------------------------------------------------------------------------------------------
                                  3,347               100.00%                   $105,300,629                       100.00%
                       ====================================================================================================




                             Range of Credit Scores



                          Minimum as of         Maximum as of         Weighted Average as of
Score Type             Origination Date      Origination Date               Origination Date
----------             ----------------      ----------------               ----------------
FICO                                530                   829                            683
Custom                              121                   941                            315



               Minimum, Maximum and Weighted Average Distribution



                          Minimum as of         Maximum as of         Weighted Average as of
Distribution Type          Cut-off Date          Cut-off Date                   Cut-off Date
-----------------          ------------          ------------                   ------------
Contract Rate                     0.00%                20.00%                          8.24%
Original Term                 48 months            242 months                     187 months
Current Term                   0 months            168 months                     109 months